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                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS

      We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 25, 2001 relating to the financial statements and financial statement schedule of MedImmune, Inc., which appear in MedImmune's Annual Report on Form 10-K for the year ended December 31, 2000.


/s/ PRICEWATERHOUSECOOPERS LLP
McLean, Virginia
January 16, 2002